UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 13, 2013

VII Peaks Co-Optivist Income BDC II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-54615	45-2918121
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Pine Street, Suite 500
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (415) 983-0127

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened a special meeting of shareholders on December 13, 2013 pursuant to notice duly given. At the special meeting, shareholders voted to approve an investment advisory agreement between the Company and VII Peaks Capital, LLC dated August 20, 2013. The results of the shareholder vote are set forth in Exhibit 99.1.

Item 9.01 Financial Statement and Exhibits

Exhibit 99.1 Shareholder Proxy Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VII Peaks Co-Optivist Income BDC II, Inc.

December 13, 2013

By: /s/ Gurpreet S. Chandhoke

Gurpreet S. Chandhoke

Chairman of the Board of Directors, Chief Executive Officer and President